Exhibit 99.1
                                                                  ------------



PRESS RELEASE
-------------

Reckson Associates Realty Corp.
225 Broadhollow Road
Melville, NY  11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)
Contact:  Scott Rechler, Co-CEO
          Michael Maturo, CFO
------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

           Reckson Associates Announces Second Quarter 2003 Results
           --------------------------------------------------------

(MELVILLE, NEW YORK, August 5, 2003) - Reckson Associates Realty Corp. (NYSE:
RA) today reported diluted funds from operations ("FFO") of $35.4 million or $.54 per share for the second quarter of 2003, as compared to FFO of $46.8 million or $.59 per share for the second quarter of 2002, representing a per share decrease of (8.5%).

Net income allocable to common shareholders totaled $7.6 million in the second quarter of 2003, as compared to $13.8 million in the second quarter of 2002. Diluted net income per Class A Common share, commonly referred to as earnings per share ("EPS"), totaled $.12 per share in the second quarter of 2003, as compared to $.21 per share in the second quarter of 2002, representing a per share decrease of ($.09). Diluted EPS per Class B Common share totaled $.13 per share in the second quarter of 2003, as compared to $.22 per share in the second quarter of 2002, representing a per share decrease of ($.09).

A reconciliation of FFO to net income allocable to common shareholders, the GAAP measure the Company believes to be the most directly comparable, is in the financial tables accompanying this press release.

Commenting on the second quarter results, Scott Rechler, Reckson's Co-Chief Executive Officer, said, "During the second quarter, we executed leases on over 70% more office space than in the first quarter and have seen that pace continue into the third quarter. We believe that the Company's recent leasing activity indicates that the markets have bottomed and are starting to stabilize. While the markets remain competitive, we are confident that we will successfully meet our leasing targets including re-tenanting space vacated by recent tenant defaults."

Summary Portfolio Performance
-----------------------------

The Company reported overall portfolio occupancy of 92.2% at June 30, 2003, as compared to 93.2% at March 31, 2003 and 94.2% at June 30, 2002. The Company reported office and industrial/R&D occupancies at June 30, 2003 of 91.7% and 93.2%, respectively. This compares to 92.8% and 94.0%, respectively, at March 31, 2003 and 95.2% and 92.0%, respectively, at June 30, 2002. WorldCom/MCI and HQ Global Workplaces, Inc. account for 91 basis points of the 110 basis point decrease in office portfolio occupancy from March 31, 2003 to June 30, 2003.

During the quarter, the Company executed 57 leases encompassing 753,387 square feet, representing 3.7% of the total portfolio. During the quarter, the Company executed 45 office leases encompassing 532,549 square feet, which resulted in a 58% renewal rate.

Core same property net operating income (property operating revenues less property operating expenses) ("NOI") before termination fees for the second quarter of 2003 decreased (6.7%) (cash) and (6.1%) (including straight-line rent), compared to the second quarter of 2002.

Net of minority interests in joint ventures, core same property NOI before termination fees for the second quarter of 2003 decreased (7.0%) (cash) and (6.4%) (including straight-line rent), compared to the second quarter of 2002.

Rent performance on renewal and replacement space during the second quarter of 2003 decreased (7.7%) (cash) and increased 6.4% (including straight-line rent) in the office properties and increased 0.7% (cash) and 3.0% (including straight-line rent) in the industrial/R&D properties.

Other Highlights
----------------

Purchased two industrial redevelopment properties in Hauppauge, Long Island, encompassing approximately 100,000 square feet.

Executed a lease for 100% of the recently completed 72,000 square foot ground-up development at AIP 2001 in Islip, Long Island.

Earnings Guidance
-----------------

On Wednesday, August 6th, during the Company's quarterly earnings conference call, management will discuss earnings guidance for 2003.

Non-GAAP Financial Measures
---------------------------

Funds from Operations ("FFO")
-----------------------------
The Company believes that FFO is a widely recognized and appropriate measure of performance of an equity REIT. Although FFO is a non-GAAP financial measure, the

Company believes it provides useful information to shareholders, potential investors and management. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO is defined by NAREIT as net income or loss, excluding gains or losses from debt restructuring and sales of depreciable properties plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. Since all companies do not calculate FFO in a similar fashion, the Company's calculation of FFO presented herein may not be comparable to similarly titled measures as reported by other companies.

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) specializing in the acquisition, leasing, financing, management and development of office and industrial properties.

Reckson's core growth strategy is focused on the markets surrounding and including New York City. The Company is one of the largest publicly traded owners, managers and developers of Class A office and industrial properties in the New York Tri-State area, with 181 properties comprised of approximately
20.5 million square feet either owned or controlled. For additional information on Reckson Associates Realty Corp., please visit the Company's web site at www.reckson.com.

Conference Call and Webcast
---------------------------

The Company's executive management team, led by Co-Chief Executive Officer Scott Rechler, will host a conference call outlining second quarter results on Wednesday, August 6, 2003 at 2:00 p.m. EST. The conference call may be accessed by dialing (800) 553-0272 (internationally (651) 291-0561). No passcode is required. The live conference call will also be webcast in a listen-only mode on the Company's web site at www.reckson.com, in the Investor Relations section, with an accompanying slide show presentation outlining the Company's second quarter results.

A replay of the conference call will be available telephonically from August 6, 2003 at 8:00 p.m. EST through August 15, 2003 at 11:59 p.m. EST. The telephone number for the replay is (800) 475-6701, passcode 689079. A replay of the webcast of the conference call will also be available via the Company's web site.

Financial Statements Attached
-----------------------------

The Supplemental Package and Slide Show Presentation outlining the Company's second quarter 2003 results will be available prior to the Company's quarterly conference call on the Company's web site at www.reckson.com in the Investor Relations section, by e-mail to those on the Company's distribution list, as well as by mail or fax, upon request. To be added to the Company's e-mail distribution list or to receive a copy of the quarterly materials by mail or fax, please contact Susan McGuire, Investor Relations, Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4883, investorrelations@reckson.com or telephone number (631) 622-6746.

Certain matters discussed herein, including guidance concerning the Company's future performance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; financial condition of our tenants; changes in the supply of and demand for office and industrial/R&D properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility, security and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; liability for uninsured losses or environmental matters; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this press release.

                  Reckson Associates Realty Corp. (NYSE: RA)
                       Consolidated Statements of Income
                     (in thousands, except share amounts)



                                                              Three Months Ended          Six Months Ended
                                                                   June 30,                   June 30,
                                                              --------------------      ---------------------
                                                               2003         2002         2003         2002
                                                              --------------------      ---------------------
Property Operating Revenues:
   Base rents                                                $107,127     $108,867     $214,605      $215,250
   Tenant escalations and reimbursements                       15,377       14,062       31,340        29,383
     Total property operating revenues                        122,504      122,929      245,945       244,633
                                                              --------------------      ---------------------

Property Operating Expenses:
   Operating expenses                                          26,929       23,718       55,294        47,792
   Real estate taxes                                           19,639       17,713       39,108        35,534
                                                              --------------------      ---------------------
     Total property operating expenses                         46,568       41,431       94,402        83,326
                                                              --------------------      ---------------------

Net Operating Income                                           75,936       81,498      151,543       161,307
                                                              --------------------      ---------------------

Gross Margin percentage                                         62.0%        66.3%        61.6%         65.9%
                                                              --------------------      ---------------------

Other Income                                                    4,638        2,008       12,063         4,433
                                                              --------------------      ---------------------

Other Expenses
   Interest expense                                            22,896       22,124       45,746        43,120
   Depreciation and amortization                               29,903       27,836       61,887        53,766
   Marketing, general and administrative                        9,390        7,650       17,649        14,745
                                                              --------------------      ---------------------
     Total other expenses                                      62,189       57,610      125,282       111,631
                                                              --------------------      ---------------------

Income before minority interests, preferred dividends
   and distributions, gain on sales of depreciable
   real estate and discontinued operations                    18,385       25,896       38,324        54,109

Minority partners' interests in consolidated partnerships     (4,335)      (4,813)      (9,025)       (9,933)
Distributions to preferred unitholders                          (274)        (280)        (547)         (741)
Limited partners' minority interest in the operating
   partnership                                                  (874)      (1,643)      (1,870)       (3,547)
Gain on sales of depreciable real estate assets                     -            -            -           537
                                                              --------------------      ---------------------

Income before discontinued operations and preferred
   dividends                                                   12,902       19,160       26,882        40,425
Discontinued operations (net of limited partners'
   minority interest)                                               -          132            -           336
                                                              --------------------      ---------------------

Net income                                                     12,902       19,292       26,882        40,761
Dividends to preferred shareholders                           (5,317)      (5,487)     (10,634)      (10,974)
                                                              --------------------      ---------------------

Net income allocable to common shareholders                    $7,585      $13,805      $16,248       $29,787
                                                              ====================      =====================

   Allocable to Class A common                                 $5,769      $10,548      $12,364       $22,707
   Allocable to Class B common                                  1,816        3,257        3,884         7,080
                                                              --------------------      ---------------------

Net income allocable to common shareholders                    $7,585      $13,805      $16,248       $29,787
                                                              ====================      =====================

Basic weighted average common shares outstanding:
  Class A common                                           48,001,000   50,775,000   48,100,000    50,396,000
  Class B common                                            9,915,000   10,284,000    9,915,000    10,284,000

Basic net income per weighted average common share:
  Class A common stock                                          $0.12        $0.21        $0.26         $0.44
  Gain on sales of depreciable real estate assets                   -            -            -          0.01
  Discontinued operations                                           -            -            -             -
                                                              --------------------      ---------------------
  Basic net income per Class A common                           $0.12        $0.21        $0.26         $0.45
                                                              ====================      =====================

  Class B common stock                                          $0.18        $0.32        $0.39         $0.67
  Gain on sales of depreciable real estate assets                   -            -            -          0.01
  Discontinued operations                                           -            -            -          0.01
                                                              --------------------      ---------------------
  Basic net income per Class B common                           $0.18        $0.32        $0.39         $0.69
                                                              ====================      =====================

Diluted weighted average common shares outstanding:
  Class A common                                           48,118,000   51,165,000   48,219,000    50,760,000
  Class B common                                            9,915,000   10,284,000    9,915,000    10,284,000

Diluted net income per weighted average common share:
  Class A common                                                $0.12        $0.21        $0.26         $0.45
                                                              ====================      =====================
  Class B common                                                $0.13        $0.22        $0.28         $0.49
                                                              ====================      =====================

                  Reckson Associates Realty Corp. (NYSE: RA)
                          Consolidated Balance Sheets
                                (in thousands)



                                                                           June 30,           December 31,
                                                                             2003                2002
                                                                     -------------------- ---------------------
Assets:                                                                  (Unaudited)
Commercial real estate properties, at cost:
     Land                                                                  $     423,036    $       418,040
     Buildings and improvements                                                2,448,379          2,415,252
Developments in progress:
     Land                                                                         88,388             92,924
     Development costs                                                            23,743             28,311
Furniture, fixtures, and equipment                                                12,572             13,595
                                                                     -------------------- ---------------------
                                                                               2,996,118          2,968,122
               Less: accumulated depreciation                                  (501,122)          (454,018)
                                                                     -------------------- ---------------------
Investment in real estate, net of accumulated depreciation                     2,494,996          2,514,104

Investments in real estate joint ventures                                          5,709              6,116
Investments in mortgage notes and notes receivable                                54,600             54,547
Investments in service companies and affiliate loans and joint
   ventures                                                                       72,440             73,332
Cash and cash equivalents                                                         23,996             30,827
Tenant receivables                                                                 7,724             14,050
Deferred rents receivable                                                        116,573            107,366
Prepaid expenses and other assets                                                 56,021             37,235
Contract and land deposits and pre-acquisition costs                                 208                240
Deferred leasing and loan costs (net of accumulated amortization)                 68,727             70,103
                                                                     -------------------- ---------------------

               Total Assets                                                $   2,900,994    $     2,907,920
                                                                     ==================== =====================

Liabilities:
Mortgage notes payable                                                     $     734,134    $       740,012
Unsecured credit facility                                                        322,000            267,000
Senior unsecured notes                                                           499,374            499,305
Accrued expenses and other liabilities                                            82,357             93,783
Dividends and distributions payable                                               31,471             31,575
                                                                     -------------------- ---------------------
Total Liabilities                                                              1,669,336          1,631,675
                                                                     -------------------- ---------------------

Minority partners' interests in consolidated partnerships                        240,452            242,934
Preferred unit interest in the operating partnership                              19,662             19,662
Limited partners' minority interest in the operating partnership                  66,261             71,420
                                                                     -------------------- ---------------------
                                                                                 326,375            334,016
                                                                     -------------------- ---------------------

Commitments and contingencies                                                          -                  -

Stockholders' Equity:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
   Series A - 8,834,500 shares issued and outstanding                                 88                 88
   Series B - 2,000,000 shares issued and outstanding                                 20                 20
Common Stock, $.01 par value, 100,000,000 shares authorized
   Class A - 48,000,995 and 48,246,083 shares issued and
      outstanding, respectively                                                      480                482
   Class B - 9,915,313 shares issued and outstanding                                  99                 99
Treasury Stock, Class A common, 2,950,400 and 2,698,400 shares,
   respectively and Class B common, 368,200 shares                              (68,493)           (63,954)
Additional paid in capital                                                       973,089          1,005,494
                                                                     -------------------- ---------------------
               Total Stockholders' Equity                                        905,283            942,229
                                                                     -------------------- ---------------------

               Total Liabilities and Stockholders' Equity                  $   2,900,994    $     2,907,920
                                                                     ==================== =====================

Total debt to market capitalization (a):                                           46.2%              44.9%
                                                                     ==================== =====================

    -------------

     (a) Total debt includes the Company's pro rata share of consolidated and unconsolidated joint venture debt.

                  Reckson Associates Realty Corp. (NYSE: RA)
                             Funds From Operations
                     (in thousands, except share amounts)




                                                              Three Months Ended          Six Months Ended
                                                                   June 30,                   June 30,
                                                            ------------------------  -------------------------
                                                               2003         2002         2003         2002
                                                            ------------------------  -------------------------
Net income allocable to common shareholders                    $  7,585  $   13,805     $ 16,248  $     29,787
  Add:    Real estate depreciation and amortization              29,127      27,041       60,454        52,362
          Minority partners' interests in consolidated
             partnerships                                         4,335       4,813        9,025         9,933
          Limited partners' minority interest in the
             operating partnership                                  874       1,663        1,870         3,597

  Less:   Gain on sales of depreciable real estate assets             -           -            -           537
          Amounts distributable to minority partners in
             consolidated partnerships                            6,769       6,329       13,576        12,893

                                                            ------------------------  -------------------------
Basic Funds From Operations ("FFO")                              35,152      40,993       74,021        82,249

  Add:    Dividends and distributions on dilutive shares
          and units                                                 273       5,767        8,968        11,715

                                                            ------------------------  -------------------------
Diluted FFO (Note - a)                                         $ 35,425  $   46,760     $ 82,989  $     93,964
                                                            ========================  =========================

Basic FFO calculations:
          Weighted average common shares outstanding             57,916      61,059       58,016        60,680
          Weighted average units of limited partnership
             interest outstanding                                 7,276       7,500        7,276         7,504

                                                            ------------------------  -------------------------
          Basic weighted average common shares and units
             outstanding                                         65,192      68,559       65,292        68,184
                                                            ========================  =========================

          Basic FFO per weighted average share or unit         $   0.54  $     0.60     $   1.13  $       1.21

          Basic weighted average Class A & B dividends
             per share or unit                                 $   0.46  $     0.46     $   0.92  $       0.92
          Basic FFO payout ratio (Class A & B combined)           85.0%       76.6%        80.9%         76.0%

          Basic weighted average Class A dividends per
             share                                             $   0.42  $     0.42     $   0.85  $       0.85
          Basic FFO payout ratio - Class A                        78.8%       71.0%        74.9%         70.4%

          Basic weighted average Class B dividends per
             share                                             $   0.65  $     0.65     $   1.29  $       1.30
          Basic FFO payout ratio - Class B                       120.0%      108.3%       114.2%        107.5%

Diluted FFO calculations:
          Basic weighted average common shares and units
             outstanding                                         65,192      68,559       65,292        68,184
          Adjustments for dilutive FFO weighted average
             shares and units outstanding:

            Common stock equivalents                                117         390          118           363
            Series A preferred stock                                  -       8,060        7,747         8,060
            Series B preferred stock                                  -       1,919            -         1,919
            Limited partners' preferred interest                    661         661          661           834

                                                            ------------------------  -------------------------
Total diluted weighted average shares and units
   outstanding                                                   65,970      79,589       73,818        79,360
                                                            ========================  =========================

Diluted FFO per weighted average share or unit                 $   0.54  $     0.59     $   1.12  $       1.18

Diluted weighted average Class A & B dividends per share
   or unit                                                     $   0.46  $     0.45     $   0.91  $       0.91
Diluted FFO payout ratio (Class A & B combined)                   85.3%       77.2%        80.9%         76.6%

Diluted weighted average Class A dividends per share           $   0.42  $     0.42     $   0.85  $       0.85
Diluted FFO payout ratio - Class A                                79.1%       72.3%        75.5%         71.7%

Diluted weighted average Class B dividends per share           $   0.65  $     0.65     $   1.29  $       1.30
Diluted FFO payout ratio - Class B                               120.5%      110.3%       115.1%        109.5%

================================================================================================================


Notes:

   a  -   Includes $2.2 million and $7.7 million for the three and six month periods ended June 30, 2003, respectively attributable to the sale of land.

                       Reckson Associates Realty Corp.
                  (NYSE: RA) Cash Available for Distribution
                   (in thousands, except per share amounts)



                                                              Three Months Ended          Six Months Ended
                                                                   June 30,                   June 30,
                                                            ------------------------  -------------------------
                                                               2003         2002         2003         2002
                                                            ------------------------  -------------------------
Basic Funds From Operations                                    $ 35,152  $   40,993     $ 74,021  $     82,249
Adjustments for basic cash available for distribution:
  Less:   Straight line rents                                     4,659       4,368        8,677        13,035
          Committed non-incremental capitalized tenant
             improvements and leasing costs                       6,805       3,406       15,596         7,903
          Actual non-incremental capitalized improvements         1,929       2,007        4,055         3,441

                                                            ------------------------  -------------------------
Basic Cash Available for Distribution ("CAD")                    21,759      31,212       45,693        57,870

  Add:    Dividends and distributions on dilutive shares
             and units                                                -         236            -           310

                                                            ------------------------  -------------------------
Diluted CAD (Note - a)                                         $ 21,759  $   31,448     $ 45,693  $     58,180
                                                            ========================  =========================

Basic CAD calculations:
          Weighted average common shares outstanding             57,916      61,059       58,016        60,680
          Weighted average units of limited partnership
             interest outstanding                                 7,276       7,500        7,276         7,504

                                                            ------------------------  -------------------------
          Basic weighted average common shares and units
             outstanding                                         65,192      68,559       65,292        68,184
                                                            ========================  =========================

          Basic CAD per weighted average share or unit         $   0.33  $     0.46     $   0.70  $       0.85

          Basic weighted average Class A & B dividends
             per share or unit                                 $   0.46  $     0.46     $   0.92  $       0.92
          Basic CAD payout ratio (Class A & B combined)          137.4%      100.6%       131.0%        108.0%

          Basic weighted average Class A dividends per
             share                                             $   0.42  $     0.42     $   0.85  $       0.85
          Basic CAD payout ratio - Class A                       127.2%       93.3%       121.3%        100.1%

          Basic weighted average Class B dividends per
             share                                             $   0.65  $     0.65     $   1.29  $       1.30
          Basic CAD payout ratio - Class B                       193.9%      142.3%       184.9%        152.8%

Diluted CAD calculations:
          Basic weighted average common shares and units
             outstanding                                         65,192      68,559       65,292        68,184
          Adjustments for dilutive CAD weighted average
             shares and units outstanding:

            Common stock equivalents                                117         390          118           363
            Series A preferred stock                                  -           -            -             -
            Series B preferred stock                                  -           -            -             -
            Limited partners' preferred interest                      -         566            -           368

                                                            ------------------------  -------------------------
Total diluted weighted average shares and units
   outstanding                                                   65,309      69,515       65,410        68,915
                                                            ========================  =========================

Diluted CAD per weighted average share or unit                 $   0.33  $     0.45     $   0.70  $       0.84

Diluted weighted average Class A & B dividends per share
   or unit                                                     $   0.46  $     0.46     $   0.92  $       0.92
Diluted CAD payout ratio (Class A & B combined)                  137.6%      101.2%       131.2%        108.5%

Diluted weighted average Class A dividends per share           $   0.42  $     0.42     $   0.85  $       0.85
Diluted CAD payout ratio - Class A                               127.5%       93.9%       121.6%        100.6%

Diluted weighted average Class B dividends per share           $   0.65  $     0.65     $   1.29  $       1.30
Diluted CAD payout ratio - Class B                               194.2%      143.2%       185.3%        153.6%


================================================================================================================


Notes:

   a  -   Includes $2.2 million and $7.7 million for the three and six month periods ended June 30, 2003, respectively attributable to the sale of land.